Subsequent Events	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Subsequent Event [Line Items]
Subsequent Events	Subsequent Events
The Plan Administrator has evaluated subsequent events through June 26, 2026, the date the financial statements were available to be issued. The Plan continues to maintain an investment in the Company's common stock. Due primarily to the overall decline in the market price of the Company's common stock since December 31, 2025, the fair value of the Plan's investment in the Company's common stock as of June 25, 2026, is $87,484, based on the closing market price per share of the Company's common stock of $3.79 as reported on the Nasdaq Stock Market on June 25, 2026.